UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2003

SMTC Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address, of principal executive offices, including zip code)

(905) 479-1810

(Registrant’s Telephone number including area code)

Page 1 of 4.

Item 7.    Financial Statements, Pro Forma Financial Information And Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits – The following exhibit is furnished as part of this Report.

Exhibit Number	Description

99.1	Transcript of SMTC Corporation’s third quarter results teleconference held November 17, 2003

Item 12.    Results of Operations and Financial Condition.

On November 17, 2003, SMTC Corporation held a teleconference announcing its financial results for its third quarter ended September 28, 2003. A transcript of this teleconference is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

	By:	/s/ MARWAN KUBURSI
Date: November 17, 2003		Name: Marwan Kubursi Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Transcript of SMTC Corporation’s third quarter results teleconference held November 17, 2003